Summary Prospectus

dated March 1, 2020

1290 Low Volatility Global Equity Fund – Class I (TNZIX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”), dated March 1, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on the Funds’ website (www.1290Funds.com/literature.php), and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive the Funds’ shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-310-0416 or send an e-mail request to 1290Funds@dfinsolutions.com to let the Funds know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all 1290 Funds held in your account if you invest through your financial intermediary or all 1290 Funds held with the fund complex if you invest directly with the Funds.

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Low Volatility Global Equity Fund	Class A Shares		Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Low Volatility Global Equity Fund	Class A Shares		Class T Shares		Class I Shares	Class R Shares
Management Fee	0.50%		0.50%		0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.00%	0.50%
Other Expenses	4.08%	[2]	4.08%	[2]	4.08%	4.08%	[2]
Acquired Fund Fees and Expenses	0.22%	[2]	0.22%	[2]	0.22%	0.22%	[2]
Total Annual Fund Operating Expenses	5.05%		5.05%		4.80%	5.30%
Fee Waiver and/or Expense Reimbursement[3]	–4.15%		–4.15%		–4.15%	–4.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%		0.90%		0.65%	1.15%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,630	$2,622	$5,098
Class T Shares	$340	$1,364	$2,388	$4,942
Class I Shares	$66	$1,070	$2,078	$4,615
Class R Shares	$117	$1,215	$2,306	$5,004

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund pursues its investment objective by investing in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities through investments in Underlying ETFs that invest primarily in equity investments (such as common and preferred stocks, rights and warrants, and depositary receipts).

Under normal market conditions, the Fund will invest in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.

Under normal market conditions, the Fund expects to invest in Underlying ETFs such that no less than approximately 40% (or 30%, if market conditions are not deemed favorable by Fund management) of the Fund’s net assets will be indirectly invested in foreign securities. Under normal market conditions, the Fund will allocate its assets among at least three different countries (one of which may be the United States). Foreign securities are determined in accordance with the policies of the Underlying ETFs and may include securities of: (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers that are represented in an index of securities of non-U.S. markets. The Fund may invest in Underlying ETFs that invest in securities of issuers of any size in developed and emerging markets throughout the world.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage involves a strategic asset allocation that is intended to achieve a desired risk/return profile for the Fund, while providing broad exposure to U.S. and foreign securities. In this stage, the Adviser decides what portion of the Fund’s assets should be invested in various geographic regions and market capitalization segments based on an evaluation of the potential return characteristics and risks of the particular asset classes in which the Fund may invest. Currently, the Fund intends to invest (through ETFs) approximately 50% of its assets in U.S. securities. Among U.S. securities, the Fund intends to maintain approximately 30% exposure to large cap issuers and 20% to mid and small cap issuers. The Fund intends to invest (through ETFs) the remaining 50% of its assets in foreign securities, including maintaining approximately 15% exposure to securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Fund’s assets. The Adviser may adjust these strategic asset allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions and market capitalization segments identified as a result of the first stage of the investment process. The Adviser seeks to select a combination of Underlying ETFs that together provide the targeted geographic and market capitalization exposure for the Fund. In selecting the Underlying ETFs, the Adviser also seeks to construct a diversified portfolio of ETFs that provides exposure to various methodologies used to reduce volatility. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired geographic region or market cap segment, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s Financial Services LLC, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg Barclays) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond with that of the index it seeks to track. Underlying ETFs may also be actively managed.

For purposes of complying with the Fund’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Fund’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Fund. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Fund’s performance. The most significant risks are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Volatility Risk: The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, Particularly during periods when market values are increasing, but market volatility is high.

New Fund Risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Risks Relating to Investments in Underlying ETFs: The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other Funds advised by the Adviser (including funds of funds), or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2019, compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results.

Class A, Class T and Class R shares of the Fund have not commenced operations. Performance information for Class A, Class T and Class R shares will be available after Class A, Class T and Class R shares have been in operation for one full calendar year.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

10.04% (2019 1st Quarter)	–7.21% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 Low Volatility Global Equity Fund — Class I (Inception Date: February 27, 2017) returns before taxes	19.78%	9.48%
1290 Low Volatility Global Equity Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions	18.56%	8.29%
1290 Low Volatility Global Equity Fund — Class I (Inception Date: February 27, 2017) returns after taxes on distributions and sale of fund shares	11.78%	6.82%
MSCI ACWI Minimum Volatility (Net) Index (reflects no deduction for fees, expenses, or taxes)	21.05%	10.74%
MSCI ACWI (Net) Index (reflects no deduction for fees, expenses, or taxes)	26.60%	10.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Assistant Portfolio Manager of the Adviser	March 2019

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer-
sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•  $500 for certain fee based pro-grams.

•  $500, if establishing an Automatic Bank Draft Plan.

•  No minimum for certain employer sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of Equitable Holdings, Inc. or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer, or a client of an investment adviser, trustee, administrator or institution acting in a similar capacity that invests in the Fund through a retirement plan where the administrator or service provider of such retirement plan has entered into a services agreement with the Fund’s distributor and/or investment adviser.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

LVGESUM2020